UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Sec. 240.14a-12

SENTINEL GROUP FUNDS, INC. _________________________________________________
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 30, 2017

ACTION NEEDED ON YOUR

MUTUAL FUND INVESTMENT

Re: Your investment with Sentinel Funds

Dear Shareholder,

We have attempted to contact you regarding an important matter pertaining to your investment in Sentinel Funds.

Please contact us immediately at 855-928-4492 Monday through Friday between the hours of 9:00 A.M to 10:00 P.M., or Saturday between the hours of 10:00 A.M. to 4 P.M Eastern Time.

This matter is very important, but will take only a moment of your time.

Broadridge Financial Solutions has been engaged by Sentinel Funds to assist in this matter.

Thank you in advance for your assistance.

Sincerely,

Thomas H. Brownell

Sentinel Group Funds

President and Chief Executive Officer

Sentinel Investments is the unifying brand name for Sentinel Financial Services Co., Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc.
Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604 | 800.282.FUND | sentinelinvestments.com